                                   CERTIFICATE


     The undersigned hereby certifies that he is the Secretary of Sears Tax-Exempt Reinvestment Fund (the "Trust"), an unincorporated business trust organized under the laws of The Commonwealth of Massachusetts, that annexed hereto is an Amendment to the Declaration of Trust adopted by an instrument signed on August 8, 1983 by a majority of the Trustees of the Trust, as provided in Section 9.3 of the said Declaration, said Amendment to take effect on August 8, 1983, and I do hereby further certify that such Amendment has not been amended and is on the date hereof in full force and effect.

     Dated this 8th day of August, 1983.


                                        /s/ Sheldon Curtis
                                        -------------------
                                        Sheldon Curtis
                                        Secretary

                                    AMENDMENT

Dated:      August 8, 1983

To Be Effective:    August 8, 1983


                                       TO

                       SEARS TAX-EXEMPT REINVESTMENT FUND

                              DECLARATION OF TRUST

                               DATED JUNE 1, 1983

                                               Amendment dated August 8, 1983 to
                                               the Declaration of Trust (the
                                               "Declaration") of Sears Tax-
                                               Exempt Reinvestment Fund (the
                                               "Trust") dated June 1, 1983

WHEREAS, the Trust was established by the Declaration on the date hereinabove set forth under the laws of the Commonwealth of Massachusetts; and

WHEREAS, the Trustees of the Trust have deemed it advisable to provide for the removal of Trustees by Shareholders under certain circumstances, such provision to be effective on August 8, 1983;

NOW, THEREFORE, pursuant to Section 9.3 of the Declaration, the Trustees of the Trust hereby amend the Declaration as follows, to be effective on August 8, 1983.

          1. Section 2.3 of Article II of the Declaration is hereby amended so that that Section shall read in its entirety as follows:

               "SECTION 2.3. RESIGNATION AND REMOVAL. Any Trustee may resign his trust (without need for prior or subsequent accounting) by an instrument in writing signed by him and delivered to the other Trustees and such resignation shall be effective upon such delivery, or at a later date according to the terms of the instrument. Any of the Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than the number required by Section 2.1 hereof) by the action of two-thirds of the remaining Trustees or by the action of the Shareholders of record of not less than two-thirds of the Shares outstanding (for purposes of determining the circumstances and procedures under which such removal by the Shareholders may take place, the provisions of Section 16(c) of the 1940 Act shall be applicable to the same extent as if the Trust were subject to the provisions of that Section). Upon the resignation or removal of a Trustee, or his otherwise ceasing to be a Trustee, he shall execute and deliver such documents as the remaining Trustee shall require for the purpose of conveying to the Trust or the remaining Trustees any Trust Property held in the name of the resigning or removed Trustee. Upon the incapacity or death of any Trustee, his legal representative shall execute and deliver on his behalf such documents as the remaining Trustees shall require as provided in the preceding sentence."

          2. Section 6.8 of Article VI of the Declaration is hereby amended so that that Section shall read in its entirety as follows:

               "SECTION 6.8. VOTING POWERS. The Shareholders shall have power to vote only (i) for the election of Trustees as provided in
          Section 2.2 hereof, (ii) for the removal of Trustees as provided in
          Section 2.3 hereof, (iii) with respect to any investment advisory or management contract as provided in Section 4.1, (iv) with respect to termination of the Trust as provided in Section 9.2, (v) with respect to any amendment of the Declaration to the extent and as provided in
          Section 9.3, (vi) with respect to any merger, consolidation or sale of assets as provided in Section 9.4, (vii) with respect to incorporation of the Trust to the extent and as provided in Section 9.5, (viii) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, and
          (ix) with respect to such additional matters relating to the Trust as may be required by law, the Declaration, the By-Laws or any registration of the Trust with the Commission (or any successor agency) or any state, or as and when the Trustees may consider necessary or desirable. Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote, except that Shares held in the treasury of the Trust as of the record date, as determined in accordance with the By-Laws, shall not be voted and except that the Trustee may, in conjunction with the establishment of any series or classes of Shares, establish conditions under which the several series or classes of Shares shall have separate voting rights or no voting rights. Unless and until otherwise determined by the Trustees, any vote of Shareholders shall be taken without regard to class or series. There shall be no cumulative voting in the election of Trustees. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required by law, the Declaration or the By-Laws to be taken by Shareholders. The By-Laws may include further provisions for Shareholders' votes and meetings and related matters."

          3. The Trustees of the Trust hereby reaffirm the Declaration, as amended, in all respects.

          4. This Amendment may be executed in more than one counterpart, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

     IN WITNESS WHEREOF, the undersigned, the Trustees of the Trust, have executed this instrument this 8th day of August, 1983.

/s/ IRWIN FRIEND
-----------------------------------     ---------------------------------------
Irwin Friend, as Trustee                John R. Haire, as Trustee
and not individually                    and not individually
706 Argyle Road                         439 East 51st Street
Wynnewod, PA  19096                     New York, NY  10022



-----------------------------------     ---------------------------------------
Andrew J. Melton, Jr., as               John J. Scanlon, as
Trustee and not individually            Trustee and not individually
130 Liberty Street                      2345 Redding Road
New York, NY  10048                     Fairfield, CT  06436



-----------------------------------     ---------------------------------------
Albert T. Sommers, as                   Edward R. Telling, as
Trustee and not individually            Trustee and not individually
16 Bonnie Heights Road                  Sears Roebuck & Co.
Manhasset, NY  10030                    Sears Tower, 68th floor
                                        Chicago, IL  60684
          the By-Laws, shall not be voted and except that the Trustee may, in conjunction with the establishment of any series or classes of Shares, establish conditions under which the several series or classes of Shares shall have separate voting rights or no voting rights. Unless and until otherwise determined by the Trustees, any vote of Shareholders shall be taken without regard to class or series. There shall be no cumulative voting in the election of Trustees. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required by law, the Declaration or the By-Laws to be taken by Shareholders. The By-Laws may include further provisions for Shareholders' votes and meetings and related matters."

          3. The Trustees of the Trust hereby reaffirm the Declaration, as amended, in all respects.

          4. This Amendment may be executed in more than one counterpart, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

     IN WITNESS WHEREOF, the undersigned, the Trustees of the Trust, have executed this instrument this 8th day of August, 1983.

                                        /s/ JOHN R. HAIRE
-----------------------------------     ---------------------------------------
Irwin Friend, as Trustee                John R. Haire, as Trustee
and not individually                    and not individually
706 Argyle Road                         439 East 51st Street
Wynnewod, PA  19096                     New York, NY  10022



----------------------------------     ---------------------------------------
Andrew J. Melton, Jr., as               John J. Scanlon, as
Trustee and not individually            Trustee and not individually
130 Liberty Street                      2345 Redding Road
New York, NY  10048                     Fairfield, CT  06436



-----------------------------------     ---------------------------------------
Albert T. Sommers, as                   Edward R. Telling, as
Trustee and not individually            Trustee and not individually
16 Bonnie Heights Road                  Sears Roebuck & Co.
Manhasset, NY  10030                    Sears Tower, 68th floor
                                        Chicago, IL  60684
          the By-Laws, shall not be voted and except that the Trustee may, in conjunction with the establishment of any series or classes of Shares, establish conditions under which the several series or classes of Shares shall have separate voting rights or no voting rights. Unless and until otherwise determined by the Trustees, any vote of Shareholders shall be taken without regard to class or series. There shall be no cumulative voting in the election of Trustees. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required by law, the Declaration or the By-Laws to be taken by Shareholders. The By-Laws may include further provisions for Shareholders' votes and meetings and related matters."

          3. The Trustees of the Trust hereby reaffirm the Declaration, as amended, in all respects.

          4. This Amendment may be executed in more than one counterpart, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

     IN WITNESS WHEREOF, the undersigned, the Trustees of the Trust, have executed this instrument this 8th day of August, 1983.


-----------------------------------     ---------------------------------------
Irwin Friend, as Trustee                John R. Haire, as Trustee
and not individually                    and not individually
706 Argyle Road                         439 East 51st Street
Wynnewod, PA  19096                     New York, NY  10022


/s/ ANDREW J. MELTON, JR.
-----------------------------------     ---------------------------------------
Andrew J. Melton, Jr., as               John J. Scanlon, as
Trustee and not individually            Trustee and not individually
130 Liberty Street                      2345 Redding Road
New York, NY  10048                     Fairfield, CT  06436



-----------------------------------     ---------------------------------------
Albert T. Sommers, as                   Edward R. Telling, as
Trustee and not individually            Trustee and not individually
16 Bonnie Heights Road                  Sears Roebuck & Co.
Manhasset, NY  10030                    Sears Tower, 68th floor
                                        Chicago, IL  60684
          the By-Laws, shall not be voted and except that the Trustee may, in conjunction with the establishment of any series or classes of Shares, establish conditions under which the several series or classes of Shares shall have separate voting rights or no voting rights. Unless and until otherwise determined by the Trustees, any vote of Shareholders shall be taken without regard to class or series. There shall be no cumulative voting in the election of Trustees. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required by law, the Declaration or the By-Laws to be taken by Shareholders. The By-Laws may include further provisions for Shareholders' votes and meetings and related matters."

          3. The Trustees of the Trust hereby reaffirm the Declaration, as amended, in all respects.

          4. This Amendment may be executed in more than one counterpart, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

     IN WITNESS WHEREOF, the undersigned, the Trustees of the Trust, have executed this instrument this 8th day of August, 1983.


-----------------------------------     ---------------------------------------
Irwin Friend, as Trustee                John R. Haire, as Trustee
and not individually                    and not individually
706 Argyle Road                         439 East 51st Street
Wynnewod, PA  19096                     New York, NY  10022


                                        /s/ JOHN J. SCANLON
-----------------------------------     ---------------------------------------
Andrew J. Melton, Jr., as               John J. Scanlon, as
Trustee and not individually            Trustee and not individually
130 Liberty Street                      2345 Redding Road
New York, NY  10048                     Fairfield, CT  06436



-----------------------------------     ---------------------------------------
Albert T. Sommers, as                   Edward R. Telling, as
Trustee and not individually            Trustee and not individually
16 Bonnie Heights Road                  Sears Roebuck & Co.
Manhasset, NY  10030                    Sears Tower, 68th floor
                                        Chicago, IL  60684
          the By-Laws, shall not be voted and except that the Trustee may, in conjunction with the establishment of any series or classes of Shares, establish conditions under which the several series or classes of Shares shall have separate voting rights or no voting rights. Unless and until otherwise determined by the Trustees, any vote of Shareholders shall be taken without regard to class or series. There shall be no cumulative voting in the election of Trustees. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required by law, the Declaration or the By-Laws to be taken by Shareholders. The By-Laws may include further provisions for Shareholders' votes and meetings and related matters."

          3. The Trustees of the Trust hereby reaffirm the Declaration, as amended, in all respects.

          4. This Amendment may be executed in more than one counterpart, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

     IN WITNESS WHEREOF, the undersigned, the Trustees of the Trust, have executed this instrument this 8th day of August, 1983.


-----------------------------------     ---------------------------------------
Irwin Friend, as Trustee                John R. Haire, as Trustee
and not individually                    and not individually
706 Argyle Road                         439 East 51st Street
Wynnewod, PA  19096                     New York, NY  10022



-----------------------------------     ---------------------------------------
Andrew J. Melton, Jr., as               John J. Scanlon, as
Trustee and not individually            Trustee and not individually
130 Liberty Street                      2345 Redding Road
New York, NY  10048                     Fairfield, CT  06436


/s/ ALBERT T. SOMMERS
-----------------------------------     ---------------------------------------
Albert T. Sommers, as                   Edward R. Telling, as
Trustee and not individually            Trustee and not individually
16 Bonnie Heights Road                  Sears Roebuck & Co.
Manhasset, NY  10030                    Sears Tower, 68th floor
                                        Chicago, IL  60684
          the By-Laws, shall not be voted and except that the Trustee may, in conjunction with the establishment of any series or classes of Shares, establish conditions under which the several series or classes of Shares shall have separate voting rights or no voting rights. Unless and until otherwise determined by the Trustees, any vote of Shareholders shall be taken without regard to class or series. There shall be no cumulative voting in the election of Trustees. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required by law, the Declaration or the By-Laws to be taken by Shareholders. The By-Laws may include further provisions for Shareholders' votes and meetings and related matters."

          3. The Trustees of the Trust hereby reaffirm the Declaration, as amended, in all respects.

          4. This Amendment may be executed in more than one counterpart, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

     IN WITNESS WHEREOF, the undersigned, the Trustees of the Trust, have executed this instrument this 8th day of August, 1983.


-----------------------------------     ---------------------------------------
Irwin Friend, as Trustee                John R. Haire, as Trustee
and not individually                    and not individually
706 Argyle Road                         439 East 51st Street
Wynnewod, PA  19096                     New York, NY  10022



-----------------------------------     ---------------------------------------
Andrew J. Melton, Jr., as               John J. Scanlon, as
Trustee and not individually            Trustee and not individually
130 Liberty Street                      2345 Redding Road
New York, NY  10048                     Fairfield, CT  06436


                                        /s/ EDWARD R. TELLING
-----------------------------------     ---------------------------------------
Albert T. Sommers, as                   Edward R. Telling, as
Trustee and not individually            Trustee and not individually
16 Bonnie Heights Road                  Sears Roebuck & Co.
Manhasset, NY  10030                    Sears Tower, 68th floor
                                        Chicago, IL  60684

STATE OF NEW YORK )
                  :ss.:
COUNTY OF NEW YORK)


     On this 8th day of August, 1983, JOHN R. HAIRE, ANDREW J. MELTON, JR., JOHN J. SCANLON and ALBERT T. SOMMERS, known to me to be the individuals described in and who executed the foregoing instrument, personally appeared before me and they severally acknowledged the foregoing instrument to be their free act and deed.

                                   /s/ MARY EARLY-BROSNAN
                                   -----------------------------
                                   Notary Public


                                        MARY EARLY-BROSNAN
                                  Notary Public, State of New York
                                           No. 41-4773625
                                     Qualified in Queens County
                                Certificate filed in New York County
                                  Commission Expires March 30, 1984